Quarterly Financial Data Supplement (Unaudited)
Second Quarter 2009

See disclosure of explanation of TSFG’s use of certain Non-GAAP financial measures in the earnings release.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SECOND QUARTER 2009 FINANCIAL SUMMARY

Changes vs. prior quarter, unless indicated otherwise:
Quarterly EPS
•	Net loss available to common shareholders of $111.5 million; operating loss of $101.9 million
•	Net loss per diluted share of $1.23; operating loss per diluted share of $1.12
•	Preferred stock dividends totaled $21.8 million, up from $16.4 million for previous quarter due to deemed dividend on induced conversion of mandatorily convertible preferred stock
•	Average diluted shares of 91.0 million, up 10.7% versus prior quarter; up 25.3% versus prior year
•	Period-end common shares outstanding increased to 160.2 million from 84.8 million at March 31, 2009, due to the issuance of 75 million common shares in June

Revenue
•	Total revenue, defined as net interest income plus noninterest income, of $118.2 million
•	Operating revenues of $114.7 million, up $1.8 million
— Non-operating items: $4.6 million net gain on securities
•	Tax-equivalent net interest income of $87.0 million, up $825,000
— Net interest margin of 2.96%, up 13 basis points from 2.83%
— Average earning assets of $11.8 billion, down from $12.3 billion
•	Operating noninterest income of $27.7 million, up $997,000 from prior quarter, primarily from increases in mortgage banking income; down $2.6 million from prior year

Average Balance Sheet
•	Period-end loans decreased $680.7 million or 6.8% compared to prior quarter
•	Period-end securities, down $174.4 million since prior quarter
•	Period-end customer funding, defined as total deposits less brokered deposits plus customer sweep accounts, down $108.0 million or 1.4% linked-quarter
•	Period-end wholesale borrowings, including brokered deposits and excluding customer sweep accounts, up $534.9 million or 14.3% linked-quarter

Noninterest Expenses and Operating Efficiency
•	Noninterest expenses of $136.2 million

— Non-operating items: $3.0 million gain on early extinguishment of debt, $17.4 million impairment of long lived assets, $5.7 million FDIC special assessment, $2.5 million goodwill impairment, and $829,000 employment contracts and severance

•	Operating noninterest expenses of $112.8 million, up $23.1 million from prior quarter
— Project NOW and other expense initiatives showing progress
— FDIC insurance premiums (included in regulatory assessments) up $1.8 million from prior quarter; $4.1 million from prior year
— Advertising and business development expenses up $828,000 or 64.6% from prior quarter
— Loss on other real estate owned up $12.7 million
— Excluding credit-related expenses and FDIC insurance premiums, down $1.4 million from prior quarter

Credit Quality
•	Nonperforming assets of $560.7 million or 5.94% of loans and foreclosed property
•	Nonperforming loans held for investment increased to $464.6 million from $422.9 million at March 31, 2009; nonperforming loans held for sale totaled $376,000
•	Net loan charge-offs of $120.6 million, or 4.91% annualized as a% of average loans held for investment
•	Provision for credit losses exceeded net loan charge-offs by $10.7 million and increased allowance
•	Allowance for credit losses of $289.7 million or 3.11% of loans held for investment, up from 2.84% prior quarter
•	Allowance coverage of nonperforming loans held for investment of 0.61 times, a decrease from 0.66 times at March 31, 2009

Capital
•	Tangible common equity to tangible asset ratio of 6.07%, or 7.60% assuming conversion of the mandatorily convertible preferred stock
•	Common tangible book value per share of $4.67, compared to $9.31 at March 31, 2009
•	After-tax unrealized gain on available for sale securities decreased $8.2 million from prior quarter
•	Tier 1 capital ratio of 12.36%, up from 12.10% at March 31, 2009; capital ratios exceed all “well capitalized” regulatory requirements

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF INCOME (LOSS)
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Interest Income
Interest and fees on loans	$121,823	$124,119	$145,289	$155,433	$158,016
Interest and dividends on securities:
Taxable	18,140	20,548	20,575	20,186	20,591
Exempt from federal income taxes	2,072	2,234	2,351	2,422	2,479

Total interest and dividends on securities	20,212	22,782	22,926	22,608	23,070
Interest on short-term investments	—	1	10	197	106

Total interest income	142,035	146,902	168,225	178,238	181,192

Interest Expense
Interest on deposits	49,541	54,843	65,646	69,071	63,180
Interest on borrowed funds	6,564	7,041	10,946	13,548	17,807

Total interest expense	56,105	61,884	76,592	82,619	80,987

Net Interest Income	85,930	85,018	91,633	95,619	100,205
Provision for Credit Losses	131,337	142,627	122,926	84,608	63,763

Net interest income after provision for credit losses	(45,407)	(57,609)	(31,293)	11,011	36,442
Noninterest Income	32,272	23,741	30,012	28,665	32,187
Noninterest Expenses	136,188	90,241	342,093	94,157	87,617

Income (loss) before income taxes	(149,323)	(124,109)	(343,374)	(54,481)	(18,988)
Income tax expense (benefit)	(59,647)	(49,706)	(33,435)	(29,526)	(8,056)

Net Income (Loss)	(89,676)	(74,403)	(309,939)	(24,955)	(10,932)
Preferred stock dividends and other (1)	(21,809)	(16,408)	(9,424)	(6,257)	(5,840)

Net Income (Loss) Available to Common Shareholders	$(111,485)	$(90,811)	$(319,363)	$(31,212)	$(16,772)

Average common shares outstanding, basic	90,986,862	82,223,190	74,505,656	72,755,480	72,611,024
Average common shares outstanding, diluted (2)	90,986,862	82,223,190	74,505,656	72,755,480	72,611,024
Earnings (loss) per common share, basic	$(1.23)	$(1.10)	$(4.29)	$(0.43)	$(0.23)
Earnings (loss) per common share, diluted	(1.23)	(1.10)	(4.29)	(0.43)	(0.23)
Cash dividends declared per common share	0.01	0.01	0.01	0.01	0.01

(1)

For the quarters ended June 30, 2009 and March 31, 2009, includes $14.0 million and $6.5 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(2)

Average diluted shares exclude convertible preferred stock, warrants, and outstanding equity awards since either their effect would be antidilutive or the exercise price was greater than the average market price of the common shares.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
DETAILS FOR NONINTEREST INCOME AND NONINTEREST EXPENSES
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Noninterest Income
Service charges on deposit accounts	$9,535	$9,268	$10,149	$11,376	$10,986
Debit card income, net	2,168	1,925	1,867	2,006	2,056
Customer service fee income	1,264	1,209	1,221	1,425	1,358

Total customer fee income	12,967	12,402	13,237	14,807	14,400

Retail investment services, net	1,646	2,010	1,751	2,294	2,120
Insurance income	1,765	2,457	2,266	2,368	2,388
Trust and investment management income	1,495	1,465	1,437	1,728	1,857
Benefits administration fees	571	642	833	813	734

Total wealth management income	5,477	6,574	6,287	7,203	7,099

Mortgage banking income	2,050	1,205	1,038	879	1,858
Bank-owned life insurance	2,560	2,502	3,939	2,881	2,910
Merchant processing income, net	817	610	697	916	809
Gain (loss) on certain derivative activities	1,085	1,135	(256)	(199)	236
Other	2,736	2,267	3,509	2,903	2,999

Operating noninterest income (noninterest income, excluding non-operating items)	27,692	26,695	28,451	29,390	30,311

Gain (loss) on securities	4,580	(2,954)	1,561	(725)	1,876

Non-operating noninterest income (loss)	4,580	(2,954)	1,561	(725)	1,876

Total noninterest income	$32,272	$23,741	$30,012	$28,665	$32,187

Noninterest Expenses
Salaries and wages	$34,739	$35,191	$35,348	$37,700	$36,136
Employee benefits	8,925	8,923	10,537	9,252	9,113
Occupancy	9,506	9,436	9,946	9,770	8,972
Furniture and equipment	6,801	6,945	7,454	6,991	6,733
Professional services	4,351	4,507	4,533	4,573	3,579
Project NOW expense	281	1,298	271	—	—
Advertising and business development	2,109	1,281	2,611	2,114	2,731
Telecommunications	1,551	1,526	1,613	1,628	1,476
Amortization of intangibles	1,286	1,291	1,417	1,474	1,589
Regulatory assessments	6,479	4,655	3,452	3,020	2,374
Loan collection and foreclosed asset expense	7,247	4,891	4,558	4,491	2,303
Loss on nonmortgage loans held for sale	9,461	1,838	283	—	—
(Gain) loss on OREO	12,873	124	(316)	765	(3)
Other	7,154	7,711	10,361	7,883	9,667

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	112,763	89,617	92,068	89,661	84,670

Goodwill impairment	2,511	—	237,618	—	—
Employment contracts and severance	829	—	9,599	4,621	2,299
Impairment of long lived assets	17,376	—	—	—	—
FDIC special assessment	5,700	—	—	—	—
Branch acquisition and conversion costs	—	—	—	—	731
(Gain) loss on early extinguishment of debt	(2,991)	(52)	1,747	(125)	(83)
Loss on derivative collateral	—	—	1,061	—	—
Loss on repurchase of auction rate securities	—	676	—	—	—

Non-operating noninterest expenses	23,425	624	250,025	4,496	2,947

Total noninterest expenses	$136,188	$90,241	$342,093	$94,157	$87,617

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(dollars in thousands) (unaudited)

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Assets
Cash and due from banks	$303,456	$152,725	$292,219	$176,293	$224,991
Interest-bearing bank balances	3	1	166	35	55,713
Federal funds sold and securities purchased to resell	—	—	—	—	50,000
Securities
Available for sale	1,803,458	2,106,281	2,107,194	1,995,681	1,987,232
Held to maturity	146,469	18,039	22,709	24,518	26,677

Total securities	1,949,927	2,124,320	2,129,903	2,020,199	2,013,909

Loans held for sale	40,290	29,726	30,963	37,575	21,871
Loans held for investment	9,306,009	9,986,681	10,192,072	10,299,640	10,475,731
Less: Allowance for loan losses	(285,290)	(280,156)	(247,086)	(200,748)	(191,727)

Net loans held for investment	9,020,719	9,706,525	9,944,986	10,098,892	10,284,004

Premises and equipment, net	273,365	285,580	282,472	274,258	265,853
Accrued interest receivable	40,517	42,927	50,388	51,207	56,118
Goodwill	221,650	224,161	224,161	461,458	463,300
Other intangible assets, net	19,282	20,568	21,859	23,112	24,586
Other assets	719,022	698,714	625,209	552,149	516,525

	$12,588,231	$13,285,247	$13,602,326	$13,695,178	$13,976,870

Liabilities and Shareholders’ Equity
Liabilities
Deposits
Noninterest-bearing	$1,099,743	$1,067,953	$1,041,140	$1,022,632	$1,107,115
Interest-bearing customer deposits	6,233,137	6,316,548	6,455,810	6,412,343	6,388,904
Interest-bearing brokered deposits	2,055,772	1,842,577	1,908,767	2,573,833	2,390,350

Total deposits	9,388,652	9,227,078	9,405,717	10,008,808	9,886,369
Short-term borrowings	343,154	1,342,088	1,626,374	1,188,929	1,581,601
Long-term debt	1,126,435	931,977	707,769	773,109	772,957
Accrued interest payable	72,699	74,032	71,465	61,463	55,880
Other liabilities	148,038	157,889	170,470	129,255	120,861

Total liabilities	11,078,978	11,733,064	11,981,795	12,161,564	12,417,668

Shareholders’ equity
Mandatorily convertible preferred stock	190,026	190,026	238,700	249,000	250,000
Perpetual preferred stock	329,380	328,523	327,679	—	—
Common stock	160,248	84,781	74,644	73,006	72,796
Surplus	1,191,170	1,182,423	1,135,920	1,104,697	1,101,524
Retained earnings (deficit)	(403,296)	(291,199)	(199,540)	120,578	152,567
Accumulated other comprehensive income (loss), net of income tax	41,115	57,018	42,558	(13,667)	(17,685)
Other, net	610	611	570	—	—

Total shareholders’ equity	1,509,253	1,552,183	1,620,531	1,533,614	1,559,202

	$12,588,231	$13,285,247	$13,602,326	$13,695,178	$13,976,870

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO ANALYSIS
(dollars in thousands) (unaudited)

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Investment Securities Portfolio
Available for sale (at fair value):
U.S. Treasury	$4,051	$2,042	$2,069	$28,084	$27,703
U.S. Government agencies	44,220	313,159	313,729	327,933	335,593
Agency mortgage-backed securities	1,449,961	1,489,583	1,468,639	1,312,116	1,276,145
Private label mortgage-backed securities	11,600	12,462	12,771	15,152	15,544
State and municipal	232,916	241,478	262,248	260,532	270,521
Other investments (1)	60,710	47,557	47,738	51,864	61,726

Total available for sale securities	1,803,458	2,106,281	2,107,194	1,995,681	1,987,232

Held to maturity (at amortized cost)	146,469	18,039	22,709	24,518	26,677

Total securities	$1,949,927	$2,124,320	$2,129,903	$2,020,199	$2,013,909

Total securities as a percentage of total assets	15.5%	16.0%	15.7%	14.8%	14.4%

	June 30, 2009

	Amortized Cost	Percentage of Total	Duration		Book Yield

Debt Securities
U.S. Treasury	$4,080	0.2%	1.9		3.62%
U.S. Government agencies	43,418	2.5	2.4		2.78
Mortgage-backed securities:
Collateralized mortgage obligations	729,550	42.6	3.5		4.54
Adjustable rate mortgages	217,275	12.7	2.2		4.41
Pass-through	491,374	28.7	4.3		4.76
State and municipal	226,572	13.3	2.4		5.08

Total available for sale debt securities	$1,712,269	100.0%	3.4	(2)	4.61%

Fixed interest rate:
Mortgage-backed securities	$1,215,505	71.0%	3.8		4.63%
Other	274,070	16.0	2.4		4.69
Variable interest rate:
Mortgage-backed securities	222,694	13.0	2.2		4.41

Total available for sale debt securities	$1,712,269	100.0%	3.4	(2)	4.61%

Projected Interest Rate Shock for Debt Securities

Interest Rate Scenario	Estimated Impact on Fair Value		Duration

Up 2.00%	(6.5	) %	5.0
Up 1.00%	(2.9)		4.3
Flat	—		3.4

The estimated decrease in fair value for a five year U.S. Treasury Note when interest rates increase 100 basis points is 4.55%.

(1)

Other investments in available for sale securities include FHLB stock, community bank stocks, and other equity securities. Also, excludes certain other investments recorded in other assets totaling $20.7 million.

(2)	Compared to 1.9 years duration at March 31, 2009 due to overall higher interest rates.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
INVESTMENT SECURITIES PORTFOLIO CREDIT RISK PROFILE
(dollars in thousands) (unaudited)

	June 30, 2009		December 31, 2008

	Balance	% of Total	Balance	% of Total

Government and agency
U.S. Treasury	$4,051	0.2%	$2,069	0.1%
U.S. Government agencies (1)	44,220	2.3	313,729	14.7
Agency mortgage-backed securities (MBS) (1)(2)	1,579,495	81.0	1,468,639	68.9
Federal Home Loan Bank Stock	58,825	3.0	35,536	1.7

Total government and agency	1,686,591	86.5	1,819,973	85.4

State and municipal (3)(4)(5)
Pre-funded with collateral or AAA-rated backed by Texas Permanent School Fund	172,767	8.9	188,598	8.9
Underlying issuer or collateral rated A or better (including South Carolina State Aid)	66,511	3.4	81,238	3.8
Underlying issuer or collateral rated BBB	3,881	0.2	7,344	0.3
Non-rated	6,592	0.3	7,677	0.4

Total state and municipal	249,751	12.8	284,857	13.4

Corporate bonds AA or A-rated	—	—	9,963	0.5
Private label mortgage-backed securities AAA-rated (2)	11,600	0.6	12,771	0.6
Community bank stocks and other	1,985	0.1	2,339	0.1

Total securities	$1,949,927	100.0%	$2,129,903	100.0%

Percent of total securities:
Rated A or higher		99.4%		99.2%
Investment grade		99.6%		99.5%

(1)	At June 30, 2009, these numbers include, in the aggregate, $29.1 million and $1.6 billion related to senior debt and MBS, respectively, issued by FNMA and FHLMC.
(2)	Current policies restrict MBS/CMO purchases to agency-backed and a small percent of private-label securities and prohibit securities collateralized by sub-prime assets.
(3)

At June 30, 2009, agency mortgage-backed securities include $129.5 million of securities held to maturity at amortized cost. At June 30, 2009 and December 31, 2008, state and municipal securities include $16.8 million and $22.6 million, respectively, of securities held to maturity at amortized cost.

(4)

Ratings shown above do not reflect the benefit of guarantees by bond insurers. At June 30, 2009, $38.3 million of municipal bonds are guaranteed by bond insurers. At December 31, 2008, $39.1 million of municipal bonds are guaranteed by bond insurers.

(5)

At June 30, 2009, the breakdown by current bond rating is as follows: $172.8 million pre-funded with collateral or AAA-rated backed Texas Permanent School Fund, $3.6 million AAA-rated, $68.1 million AA or A-rated, $2.4 million BBB-rated, and $2.9 million non-rated.

Note: Within each category, securities are ordered based on risk assessment from lowest to highest. TSFG holds no collateralized debt obligations.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
LOAN PORTFOLIO COMPOSITION BASED ON LOAN PURPOSE AND LOAN GROWTH, CORE VS. NON-CORE
(dollars in thousands) (unaudited)

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Commercial Loans
Commercial and industrial	$2,428,511	$2,645,871	$2,722,611	$2,824,117	$2,891,007
Owner - occupied real estate	1,315,442	1,285,530	1,270,746	1,206,597	1,183,618
Commercial real estate	3,873,199	4,042,871	4,074,331	4,094,164	4,162,248

	7,617,152	7,974,272	8,067,688	8,124,878	8,236,873

Consumer Loans
Indirect - sales finance	285,658	573,653	635,637	680,413	728,433
Consumer lot loans	178,212	198,032	225,486	249,062	266,242
Direct retail	87,326	90,999	95,397	100,257	99,951
Home equity	811,057	813,015	813,201	784,357	781,120

	1,362,253	1,675,699	1,769,721	1,814,089	1,875,746

Mortgage Loans	326,604	336,710	354,663	360,673	363,112

Total loans held for investment	$9,306,009	$9,986,681	$10,192,072	$10,299,640	$10,475,731

Percentage of Loans Held for Investment
Commercial and industrial	26.1%	26.4%	26.7%	27.4%	27.6%
Owner - occupied real estate	14.2	12.9	12.5	11.7	11.3
Commercial real estate	41.6	40.5	40.0	39.8	39.7
Consumer	14.6	16.8	17.3	17.6	17.9
Mortgage	3.5	3.4	3.5	3.5	3.5

Total	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Growth in Loans Held for Investment (1)
Growth vs. prior quarter, annualized	(27.3)%	(8.2)%	(4.2)%	(6.7)%	7.8%
Growth year-to-date, annualized	(17.5)	(8.2)	(0.2)	1.1	5.2

LOAN PORTFOLIO COMPOSITION – CORE AND NON-CORE LOANS
(BASED ON ABILITY TO BUILD/EXPAND BANKING RELATIONSHIP)

	6/30/09	3/31/09	12/31/08

Core Relationship Loans
Commercial	$6,210,451	$6,353,401	$6,305,111
Consumer and mortgage	1,175,883	1,178,809	1,202,258

Total Core	7,386,334	7,532,210	7,507,369

Non-Core Loans
Commercial	1,406,701	1,620,871	1,762,577
Indirect - sales finance	276,179	569,124	635,637
Consumer lot loans	171,725	192,903	222,416
Other consumer and mortgage	65,070	71,573	64,073

Total Non-Core	1,919,675	2,454,471	2,684,703

Total loans held for investment	$9,306,009	$9,986,681	$10,192,072

(1)	At March 31, 2008 and December 31, 2007, loans held for investment totaled $10,275,653 and $10,213,420, respectively.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CREDIT QUALITY AND ALLOWANCE FOR CREDIT LOSSES
(dollars in thousands) (unaudited)

At and for the Three Months Ended

6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Credit Quality
Loans held for investment	$9,306,009	$9,986,681	$10,192,072	$10,299,640	$10,475,731
Allowance for loan losses	285,290	280,156	247,086	200,748	191,727
Allowance for credit losses	289,680	283,425	249,874	203,000	193,825
Nonperforming loans held for investment	464,565	422,950	349,382	237,812	218,726
Nonperforming loans held for sale	376	12,766	16,282	22,576	—
Foreclosed property (other real estate owned and personal property repossessions)	95,752	77,210	48,993	30,503	21,780

Nonperforming assets	$560,693	$512,926	$414,657	$290,891	$240,506

Restructured loans not included in nonperforming assets	$17,291	$11,073	$6,249	$2,279	$1,425
Nonperforming loans as a % of loans held for investment	4.99%	4.24%	3.43%	2.31%	2.09%
Nonperforming assets as a % of loans and foreclosed property	5.94	5.08	4.04	2.81	2.29
Allowance for loan losses as a % of loans held for investment	3.07	2.81	2.42	1.95	1.83
Allowance for credit losses as a % of loans held for investment	3.11	2.84	2.45	1.97	1.85
Allowance for loan losses to nonperforming loans held for investment	0.61	x	0.66	x	0.71	x	0.84	x	0.88	x
Impaired loans	$432,366	$369,339	$287,497	$198,018	$195,774
Specific allowance for impaired loans	70,006	66,988	44,418	29,911	39,238
Loans past due 90 days or more (interest accruing)	11,107	6,444	47,481	12,899	8,779
Net loan charge-offs	120,611	109,076	76,052	75,433	46,954
Average loans held for investment	9,847,366	10,154,853	10,308,823	10,441,580	10,435,248
Net loan charge-offs as a % of average loans held for investment (annualized)	4.91%	4.36%	2.93%	2.87%	1.81%

Allowance for Loan Losses
Balance at beginning of period	$280,156	$247,086	$200,748	$191,727	$174,420
Allowance adjustment for loans sold	(4,471)	—	—	—	—
Provision for loan losses	130,216	142,146	122,390	84,454	64,261
Loans charged-off	(124,122)	(110,443)	(78,297)	(76,558)	(48,523)
Recoveries of loans previously charged-off	3,511	1,367	2,245	1,125	1,569

Balance at end of period	$285,290	$280,156	$247,086	$200,748	$191,727

Reserve for Unfunded Lending Commitments
Balance at beginning of period	$3,269	$2,788	$2,252	$2,098	$2,596
Provision for unfunded lending commitments	1,121	481	536	154	(498)

Balance at end of period	$4,390	$3,269	$2,788	$2,252	$2,098

Allowance for Credit Losses
Balance at beginning of period	$283,425	$249,874	$203,000	$193,825	$177,016
Allowance adjustment for loans sold	(4,471)	—	—	—	—
Provision for credit losses	131,337	142,627	122,926	84,608	63,763
Loans charged-off	(124,122)	(110,443)	(78,297)	(76,558)	(48,523)
Recoveries of loans previously charged-off	3,511	1,367	2,245	1,125	1,569

Balance at end of period	$289,680	$283,425	$249,874	$203,000	$193,825

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMMERCIAL REAL ESTATE LOANS
(dollars in millions) (unaudited)

	6/30/09 Commercial Real Estate (“CRE”) Loans by Geography (1)

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE Loans	% of Loans HFI

CRE Loans by Product Type:
Completed income property	$536	$342	$395	$202	$359	$147	$154	$2,135	23%
Residential A&D	95	62	153	32	64	16	41	463	5
Commercial A&D	43	22	34	35	6	14	33	187	2
Commercial construction	208	46	25	47	16	31	25	398	4
Residential construction	36	40	23	13	24	2	5	143	2
Residential condo	20	67	11	8	31	23	16	176	2
Undeveloped land	53	64	57	63	63	15	56	371	4

Total CRE Loans	$991	$643	$698	$400	$563	$248	$330	$3,873	42%

% of Total Loans HFI	11%	7%	8%	4%	6%	3%	4%	42%

	6/30/09 CRE Nonaccrual Loans HFI (“NAL”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NAL	% of NAL (1)

CRE Nonaccrual Loans by Product Type:
Completed income property	$7.8	$12.8	$17.0	$9.5	$3.6	$10.0	$17.1	$77.8	17%
Residential A&D	20.2	9.4	13.5	4.3	3.0	2.0	5.7	58.1	12
Commercial A&D	0.1	0.7	1.0	—	—	—	19.9	21.7	5
Commercial construction	0.8	—	4.5	—	—	—	13.6	18.9	4
Residential construction	2.6	5.9	3.7	9.5	0.7	—	3.5	25.9	6
Residential condo	8.4	33.8	0.2	4.3	—	8.6	4.8	60.1	13
Undeveloped land	1.5	0.4	1.1	13.3	0.8	8.4	21.3	46.8	10

Total CRE Nonaccrual Loans	$41.4	$63.0	$41.0	$40.9	$8.1	$29.0	$85.9	$309.3	67%

CRE Nonaccrual Loans as % of Total Nonaccrual Loans (1)	9%	14%	9%	9%	2%	6%	18%	67%

	Three Months Ended 6/30/09 CRE Net Charge-offs (“NCO”) by Geography

	SC, Excl Coastal	Coastal SC	Western NC	Central FL	North FL	South FL	Tampa Bay	Total CRE NCO	% of NCO

CRE Net Charge-offs by Product Type:
Completed income property	$1.6	$4.3	$2.2	$3.0	$0.4	$1.0	$2.7	$15.2	13%
Residential A&D	2.4	1.8	2.0	0.8	0.9	1.6	6.1	15.6	13
Commercial A&D	—	0.5	0.2	0.1	—	—	13.4	14.2	12
Commercial construction	—	0.2	—	—	—	—	—	0.2	—
Residential construction	0.5	0.5	1.1	3.9	0.1	—	0.3	6.4	5
Residential condo	(0.5)	4.9	—	—	—	—	4.1	8.5	7
Undeveloped land	—	—	0.6	4.2	1.2	4.6	11.4	22.0	18

Total CRE Net Charge-offs	$4.0	$12.2	$6.1	$12.0	$2.6	$7.2	$38.0	$82.1	68%

CRE Net Charge-offs as % of Total Net Charge-offs	3%	10%	5%	10%	2%	6%	32%	68%

(1)	Calculated as a percent of nonaccrual loans held for investment, which totaled $464.6 million at June 30, 2009. Excludes nonaccrual loans held for sale, which totaled $376,000 at June 30, 2009.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
TYPES OF CUSTOMER FUNDING AND CUSTOMER FUNDING GROWTH
(dollars in thousands) (unaudited)

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Noninterest-bearing	$1,099,743	$1,067,953	$1,041,140	$1,022,632	$1,107,115
Interest-bearing checking	1,061,400	1,098,585	1,078,921	1,090,874	1,127,497
Money market accounts	1,978,114	1,889,041	1,834,115	1,806,143	2,162,599
Savings accounts	222,044	203,106	190,519	150,150	150,696

Core deposits	4,361,301	4,258,685	4,144,695	4,069,799	4,547,907
Time deposits under $100,000	1,710,870	1,742,177	1,863,520	1,840,363	1,468,372
Time deposits of $100,000 or more	1,260,709	1,383,639	1,488,735	1,524,813	1,479,740

Customer deposits (1)	7,332,880	7,384,501	7,496,950	7,434,975	7,496,019
Brokered deposits	2,055,772	1,842,577	1,908,767	2,573,833	2,390,350

Total deposits	9,388,652	9,227,078	9,405,717	10,008,808	9,886,369
Less: Brokered deposits	(2,055,772)	(1,842,577)	(1,908,767)	(2,573,833)	(2,390,350)
Add: Customer sweep accounts	330,765	387,106	493,012	551,559	536,642

Customer funding (2)	$7,663,645	$7,771,607	$7,989,962	$7,986,534	$8,032,661

Percentage of Deposits
Noninterest-bearing	11.7%	11.6%	11.1%	10.2%	11.2%
Interest-bearing checking	11.3	11.9	11.5	10.9	11.4
Money market accounts	21.1	20.4	19.5	18.1	21.9
Savings accounts	2.4	2.2	2.0	1.5	1.5

Core deposits	46.5	46.1	44.1	40.7	46.0
Time deposits under $100,000	18.2	18.9	19.8	18.4	14.8
Time deposits of $100,000 or more	13.4	15.0	15.8	15.2	15.0

Customer deposits (1)	78.1	80.0	79.7	74.3	75.8
Brokered deposits	21.9	20.0	20.3	25.7	24.2

Total deposits	100.0%	100.0%	100.0%	100.0%	100.0%

	For The Period Ended

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Growth vs. Prior Quarter, Annualized (3)
Noninterest-bearing	11.9%	10.4%	7.2%	(30.4)%	(0.5)%
Total deposits	7.0	(7.7)	(24.0)	4.9	18.5
Customer funding (2)	(5.6)	(11.1)	0.2	(2.3)	(8.5)

Growth Year-To-Date, Annualized (4)
Noninterest-bearing	11.4%	10.4%	(7.7)%	(12.4)%	(3.7)%
Total deposits	(0.4)	(7.7)	(3.9)	3.0	2.0
Customer funding (2)	(8.2)	(11.1)	(2.3)	(3.1)	(3.6)

(1)	Total deposits less brokered deposits.
(2)	Total deposits less brokered deposits plus customer sweep accounts.
(3)	At March 31, 2008, noninterest-bearing totaled $1,108,623, total deposits totaled $9,451,532, and customer funding totaled $8,206,777.
(4)	At December 31, 2007, noninterest-bearing totaled $1,127,657, total deposits totaled $9,788,568, and customer funding totaled $8,178,471.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
WHOLESALE BORROWINGS
(dollars in thousands) (unaudited)

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Types of wholesale borrowings
Short-term borrowings
Federal funds purchased and repurchase agreements	$25	$197,309	$67,309	$137,927	$169,074
Customer sweep accounts	330,765	387,106	493,012	551,559	536,642
Federal Reserve borrowings	—	750,000	1,050,000	30,000	500,000
Commercial paper	—	—	12,537	19,068	25,155
Treasury, tax and loan note	12,364	7,673	3,516	450,375	350,730

Total short-term borrowings	343,154	1,342,088	1,626,374	1,188,929	1,581,601
Long-term borrowings
Repurchase agreements	125,000	200,000	200,000	200,000	200,000
FHLB advances	762,188	467,717	233,497	298,119	297,873
Subordinated notes	206,704	206,704	216,704	216,704	216,704
Mandatorily redeemable preferred stock of subsidiary	31,800	56,800	56,800	56,800	56,800
Note payable	743	756	768	779	791
Purchase accounting premiums, net of amortization	—	—	—	707	789

Total long-term borrowings	1,126,435	931,977	707,769	773,109	772,957

Total borrowings	1,469,589	2,274,065	2,334,143	1,962,038	2,354,558
Less: Customer sweep accounts	(330,765)	(387,106)	(493,012)	(551,559)	(536,642)
Add: Brokered deposits	2,055,772	1,842,577	1,908,767	2,573,833	2,390,350

Total wholesale borrowings	$3,194,596	$3,729,536	$3,749,898	$3,984,312	$4,208,266

Wholesale borrowings as a percentage of total assets	25.4%	28.1%	27.6%	29.1%	30.1%

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
SUMMARY OF CAPITAL, CAPITAL RATIOS, UNREALIZED GAINS (LOSSES) ON
AVAILABLE FOR SALE SECURITIES, AND MARKET RATES FOR U.S. TREASURY NOTES
(dollars in thousands, except per share data) (unaudited)

	6/30/09	3/31/09	12/31/08	9/30/08	6/30/08

Regulatory Capital
Tier 1 capital	$1,308,678	$1,395,469	$1,513,452	$1,295,008	$1,311,908
Tier 2 capital	136,453	164,973	174,625	173,820	177,271

Total risk-based capital	1,445,131	1,560,442	1,688,077	1,468,828	1,489,179

Total risk-weighted assets	10,584,755	11,532,895	11,764,518	11,584,136	11,872,790

Tangible Equity
Mandatorily convertible preferred stock	$190,026	$190,026	$238,700	$249,000	$250,000
Perpetual preferred stock	329,380	328,523	327,679	—	—
Common equity	989,847	1,033,634	1,054,152	1,284,614	1,309,202

Shareholders’ equity	1,509,253	1,552,183	1,620,531	1,533,614	1,559,202
Intangible assets	(240,932)	(244,729)	(246,020)	(484,570)	(487,886)

Tangible equity	1,268,321	1,307,454	1,374,511	1,049,044	1,071,316

Capital Ratios
Tier 1 risk-based capital (preliminary)	12.36%	12.10%	12.86%	11.18%	11.05%
Total risk-based capital (preliminary)	13.65	13.53	14.35	12.68	12.54
Leverage ratio (preliminary)	10.30	10.55	11.22	9.70	9.81
Tangible equity to tangible assets ratio	10.27	10.03	10.29	7.94	7.94
Impact of unrealized (gain) loss on securities	(0.14)	(0.19)	(0.05)	0.21	0.24

Tangible equity to tangible assets ratio, excluding unrealized gain or loss	10.13	9.84	10.24	8.15	8.18
Tangible common equity to tangible assets ratio	6.07	6.05	6.05	6.06	6.09
-Assuming conversion of mandatorily convertible preferred (1)	7.60	7.51	7.84	7.94	7.94
Unrealized Gains (Losses) on AFS Securities
Gross (included in AFS securities)	$30,189	$43,255	$10,949	$(48,147)	$(54,391)
Net of income tax (included in equity)	19,013	27,233	6,890	(30,334)	(34,287)

Per Share Data
Mandatorily convertible preferred shares outstanding:
- Series 2008	95,526	190,026	238,700	249,000	250,000
- Series 2009	94,500	—	—	—	—

Total	190,026	190,026	238,700	249,000	250,000
Common shares outstanding	160,248,170	84,781,160	74,643,649	73,005,766	72,795,797
Conversion of preferred stock into common (1)	38,684,733	29,234,769	36,723,077	38,307,692	38,461,538

Common shares outstanding, assuming conversion	198,932,903	114,015,929	111,366,726	111,313,458	111,257,335

Common book value per common share	$6.18	$12.19	$14.12	$17.60	$17.98
Common tangible book value per common share	4.67	9.31	10.83	10.96	11.28
Book value per common share, assuming conversion (1)	7.59	13.61	14.55	13.78	14.01

Market Rates for U.S. Treasury Notes
Three year	1.64%	1.15%	1.00%	2.28%	2.91%
Five year	2.54	1.67	1.55	2.98	3.34

(1)	Using a $6.50 conversion price for Series 2008 and a $3.9394 conversion price for Series 2009.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/09			3/31/09			12/31/08

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$7,900,570	$83,970	4.26%	$8,086,559	$83,794	4.20%	$8,172,311	$106,243	5.17%
Consumer loans	1,443,823	17,282	4.80	1,494,261	17,566	4.77	1,514,602	19,941	5.24
Indirect loans	530,875	9,544	7.21	607,548	10,845	7.24	657,329	11,862	7.18
Risk management derivatives tied to loans	—	11,027		—	11,914		—	7,243

Total loans (1)	9,875,268	121,823	4.95	10,188,368	124,119	4.94	10,344,242	145,289	5.59
Investment securities (taxable) (2)	1,680,893	18,140	4.32	1,854,149	20,548	4.43	1,835,248	20,575	4.48
Investment securities (nontaxable) (3)	246,001	3,188	5.18	266,600	3,437	5.16	281,839	3,616	5.13

Total investment securities	1,926,894	21,328	4.43	2,120,749	23,985	4.52	2,117,087	24,191	4.57
Federal funds sold, interest-bearing bank balances, and other temp investments	255	—	—	198	1	2.05	1,128	10	3.53

Total earning assets	11,802,417	143,151	4.86	12,309,315	148,105	4.87	12,462,457	169,490	5.41

Non-earning assets	1,283,139			1,246,813			1,322,477

Total assets	$13,085,556			$13,556,128			$13,784,934

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,036,339	$724	0.28	$1,131,456	$865	0.31	$1,010,878	$1,310	0.52
Savings	208,856	472	0.91	196,974	529	1.09	173,927	518	1.18
Money market	1,924,037	6,726	1.40	1,913,927	7,779	1.65	1,814,901	9,808	2.15
Time deposits, excluding brokered deposits	3,067,471	26,581	3.48	3,199,427	28,867	3.66	3,401,800	32,130	3.76
Brokered deposits	1,954,201	15,038	3.09	1,905,805	16,803	3.58	2,227,055	21,880	3.91

Total interest-bearing deposits	8,190,904	49,541	2.43	8,347,589	54,843	2.66	8,628,561	65,646	3.03
Customer sweep accounts	362,342	245	0.27	455,781	298	0.27	529,344	1,174	0.88
Other borrowings (4)	1,682,118	6,319	1.51	1,899,771	6,743	1.44	1,805,655	9,772	2.15

Total interest-bearing liabilities	10,235,364	56,105	2.20	10,703,141	61,884	2.34	10,963,560	76,592	2.78

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,074,739			1,021,400			1,001,516
Other noninterest liabilities	235,432			230,741			201,107

Total liabilities	11,545,535			11,955,282			12,166,183
Shareholders’ equity	1,540,021			1,600,846			1,618,751

Total liabilities and shareholders’ equity	$13,085,556			$13,556,128			$13,784,934

Net interest margin (tax-equivalent)		$87,046	2.96%		$86,221	2.83%		$92,898	2.97%
Less: tax-equivalent adjustment (3)		1,116			1,203			1,265

Net interest income		$85,930			$85,018			$91,633

Supplemental data:
Customer funding (5)	$7,673,784	$34,748	1.82%	$7,918,965	$38,338	1.96%	$7,932,366	$44,940	2.25%
Wholesale borrowings (6)	3,636,319	21,357	2.36	3,805,576	23,546	2.51	4,032,710	31,652	3.12

Total funding (7)	$11,310,103	$56,105	1.99%	$11,724,541	$61,884	2.14%	$11,965,076	$76,592	2.55%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)

During the three months ended June 30, 2009, March 31, 2009, and December 31, 2008, TSFG capitalized $288,000, $450,000, and $478,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings.

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
COMPARATIVE AVERAGE BALANCES - YIELDS AND COSTS - CONTINUED
(dollars in thousands) (unaudited)

	Three Months Ended

	9/30/08			6/30/08

	Average Balance	Income/ Expense	Yield/ Rate	Average Balance	Income/ Expense	Yield/ Rate

Assets
Earning assets
Commercial loans	$8,233,343	$113,281	5.47%	$8,193,599	$114,935	5.64%
Consumer loans	1,518,642	22,577	5.91	1,530,817	23,272	6.11
Indirect loans	706,780	12,621	7.10	734,155	13,152	7.21
Risk management derivatives tied to loans	—	6,954		—	6,657

Total loans (1)	10,458,765	155,433	5.91	10,458,571	158,016	6.08
Investment securities (taxable) (2)	1,768,461	20,186	4.57	1,799,907	20,591	4.58
Investment securities (nontaxable) (3)	290,431	3,726	5.13	299,350	3,814	5.10

Total investment securities	2,058,892	23,912	4.65	2,099,257	24,405	4.65
Federal funds sold, interest-bearing bank balances, and other temp investments	37,149	197	2.11	20,256	106	2.10

Total earning assets	12,554,806	179,542	5.69	12,578,084	182,527	5.83

Non-earning assets	1,281,130			1,290,065

Total assets	$13,835,936			$13,868,149

Liabilities and Shareholders’ Equity
Liabilities
Interest-bearing liabilities
Interest-bearing deposits
Interest checking	$1,130,079	$2,481	0.87	$1,120,716	$2,683	0.96
Savings	143,014	255	0.71	152,023	304	0.80
Money market	1,949,001	11,293	2.31	2,104,322	11,822	2.26
Time deposits, excluding brokered deposits	3,259,783	30,522	3.72	2,997,131	29,172	3.91
Brokered deposits	2,574,430	24,520	3.79	2,081,224	19,199	3.71

Total interest-bearing deposits	9,056,307	69,071	3.03	8,455,416	63,180	3.01
Customer sweep accounts	536,526	2,251	1.67	573,957	2,621	1.84
Other borrowings (4)	1,453,196	11,297	3.09	2,078,730	15,186	2.94

Total interest-bearing liabilities	11,046,029	82,619	2.98	11,108,103	80,987	2.93

Noninterest-bearing liabilities
Noninterest-bearing deposits	1,059,565			1,079,390
Other noninterest liabilities	177,735			185,275

Total liabilities	12,283,329			12,372,768
Shareholders’ equity	1,552,607			1,495,381

Total liabilities and shareholders’ equity	$13,835,936			$13,868,149

Net interest margin (tax-equivalent)		$96,923	3.08%		$101,540	3.24%
Less: tax-equivalent adjustment (3)		1,304			1,335

Net interest income		$95,619			$100,205

Supplemental data:
Customer funding (5)	$8,077,968	$46,802	2.30%	$8,027,539	$46,602	2.33%
Wholesale borrowings (6)	4,027,626	35,817	3.54	4,159,954	34,385	3.32

Total funding (7)	$12,105,594	$82,619	2.72%	$12,187,493	$80,987	2.67%

(1)	Nonaccrual loans are included in average balances for yield computations.
(2)	The average balances for investment securities exclude the unrealized gain or loss recorded for available for sale securities.
(3)	The tax-equivalent adjustment to net interest income adjusts the yield for assets earning tax-exempt income to a comparable yield on a taxable basis.
(4)

During the three months ended September 30, 2008 and June 30, 2008, TSFG capitalized $424,000 and $332,000, respectively, of interest in conjunction with the construction of its expanded corporate facilities.

(5)	Customer funding includes total deposits less brokered deposits plus customer sweep accounts.
(6)

TSFG defines wholesale borrowings as borrowings less customer sweep accounts plus brokered deposits. For purposes of this table, wholesale borrowings equal the sum of other borrowings and brokered deposits, as customer sweep accounts are presented separately.

(7)	Total funding includes customer funding and wholesale borrowings

Note: Average balances are derived from daily balances.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	6/30/09		3/31/09

		Diluted EPS		Diluted EPS

Net Loss, as Reported (GAAP)	$(89,676)		$(74,403)
Preferred stock dividends and other (1)	(21,809)		(16,408)

Net Loss Available to Common Shareholders	$(111,485)	$(1.23)	$(90,811)	$(1.10)

Net Loss, as Reported (GAAP)	(89,676)		(74,403)
Add: Income tax expense (benefit)	(59,647)		(49,706)

Loss Before Income Taxes	(149,323)		(124,109)
Non-Operating Items
(Gain) loss on securities	(4,580)		2,954
Goodwill impairment	2,511		—
Employment contracts and severance	829		—
Impairment of long lived assets	17,376		—
FDIC special assessment	5,700		—
Gain on early extinguishment of debt	(2,991)		(52)
Loss on repurchase of auction rate securities	—		676

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(130,478)		(120,531)
Related income taxes	(50,402)		(48,364)

Operating Loss (net loss, excluding non-operating items)	(80,076)		(72,167)
Preferred stock dividends and other (1)	(21,809)		(16,408)

Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items)	$(101,885)	$(1.12)	$(88,575)	$(1.08)

Average Common Shares Outstanding, Diluted	90,986,862		82,223,190

Select Balance Sheet (Averages)
Total assets	$13,085,556		$13,556,128
Intangible assets	(244,040)		(245,341)

Tangible assets	12,841,516		13,310,787

Preferred stock	518,968		532,430
Common equity	1,021,053		1,068,416

Shareholders’ equity	1,540,021		1,600,846
Intangible assets	(244,040)		(245,341)

Tangible equity	1,295,981		1,355,505

Return on Average Assets (2)
GAAP loss	(2.75)%		(2.23)%
Return on Average Equity (2)
GAAP loss	(23.36)		(18.85)
Return on Average Common Equity (3)
GAAP loss available to common shareholders	(43.79)		(34.47)

(1)

For the quarters ended June 30, 2009 and March 31, 2009, includes $14.0 million and $6.5 million, respectively, for the value of common shares recorded as an inducement for early conversion of mandatorily convertible preferred stock.

(2)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(3)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Three Months Ended

	12/31/08		9/30/08		6/30/08		3/31/08

		Diluted EPS		Diluted EPS		Diluted EPS		Diluted EPS

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Preferred stock dividends and other	(9,424)		(6,257)		(5,840)		(137)

Net Loss Available to Common Shareholders	$(319,363)	$(4.29)	$(31,212)	$(0.43)	$(16,772)	$(0.23)	$(201,429)	$(2.78)

Net Loss, as Reported (GAAP)	$(309,939)		$(24,955)		$(10,932)		$(201,292)
Add: Income tax expense (benefit)	(33,435)		(29,526)		(8,056)		(16,557)

Loss Before Income Taxes	(343,374)		(54,481)		(18,988)		(217,849)
Non-Operating Items
(Gain) loss on securities	(1,561)		725		(1,876)		(396)
Gain on Visa IPO share redemption	—		—		—		(1,904)
Goodwill impairment	237,618		—		—		188,431
Employment contracts and severance	9,599		4,621		2,299		—
Branch acquisition and conversion costs	—		—		731		—
(Gain) loss on early extinguishment of debt	1,747		(125)		(83)		547
Visa-related litigation	—		—		—		(863)
Loss on derivative collateral	1,061		—		—		—

Pre-tax Operating Loss (loss before taxes, excluding non-operating items)	(94,910)		(49,260)		(17,917)		(32,034)
Related income taxes	(29,368)		(26,696)		(7,655)		(17,538)

Operating Loss (net loss, excluding non-operating items)	(65,542)		(22,564)		(10,262)		(14,496)
Preferred stock dividends and other	(9,424)		(6,257)		(5,840)		(137)

Operating Loss Available to Common Shareholders (net loss available to common shareholders, excluding non-operating items)	$(74,966)	$(1.01)	$(28,821)	$(0.40)	$(16,102)	$(0.22)	$(14,633)	$(0.20)

Average Common Shares Outstanding, Diluted	74,505,656		72,755,480		72,611,024		72,449,437

Select Balance Sheet (Averages)
Total assets	$13,784,934		$13,835,936		$13,868,149		$13,844,905
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible assets	13,303,554		13,348,875		13,380,709		13,169,655

Preferred stock	337,439		249,717		137,783		—
Common equity	1,281,312		1,302,890		1,357,598		1,564,978

Shareholders’ equity	1,618,751		1,552,607		1,495,381		1,564,978
Intangible assets	(481,380)		(487,061)		(487,440)		(675,250)

Tangible equity	1,137,371		1,065,546		1,007,941		889,728

Return on Average Assets (1)
GAAP loss	(8.94)%		(0.72)%		(0.32)%		(5.85)%
Return on Average Equity (1)
GAAP loss	(76.17)		(6.39)		(2.94)		(51.73)
Return on Average Common Equity (2)
GAAP loss available to common shareholders	(99.16)		(9.53)		(4.97)		(51.73)

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands, except share data) (unaudited)

	Years Ended December 31,

	2008		2007

		Diluted EPS		Diluted EPS

Net Income (Loss), as Reported (GAAP)	$(547,118)		$73,276
Preferred stock dividends and other	(21,658)		(665)

Net Income (Loss) Available to Common Shareholders	$(568,776)	$(7.78)	$72,611	$0.98

Net Income (Loss), as Reported (GAAP)	$(547,118)		$73,276
Add: Income tax expense (benefit)	(87,574)		33,400

Income (Loss) Before Income Taxes	(634,692)		106,676
Non-Operating Items
(Gain) loss on securities	(3,108)		4,623
Gain on Visa IPO share redemption	(1,904)		—
Goodwill impairment	426,049		—
Employment contracts and severance	16,519		2,306
Branch acquisition and conversion costs	731		—
Loss on early extinguishment of debt	2,086		2,029
Visa-related litigation	(863)		881
Loss on derivative collateral	1,061		—

Pre-tax Operating Income (Loss) (income (loss) before taxes, excluding non-operating items)	(194,121)		116,515
Related income taxes	(81,257)		36,587

Operating Income (Loss) (net income (loss), excluding non-operating items)	(112,864)		79,928
Preferred stock dividends and other	(21,658)		(665)

Operating Income (Loss) Available to Common Shareholders (net income (loss) available to common shareholders, excluding non-operating items)	$(134,522)	$(1.84)	$79,263	$1.07

Average Common Shares Outstanding, Diluted	73,136,936		74,006,978

Select Balance Sheet (Averages)
Total assets	$13,833,355		$14,044,565
Intangible assets	(532,517)		(681,628)

Tangible assets	13,300,838		13,362,937

Preferred stock	181,849		—
Common equity	1,376,232		1,543,552

Shareholders’ equity	1,558,081		1,543,552
Intangible assets	(532,517)		(681,628)

Tangible equity	1,025,564		861,924

Return on Average Assets (1)
GAAP earnings (loss)	(3.96)%		0.52%

Return on Average Equity (1)
GAAP earnings (loss)	(35.11)		4.75

Return on Average Common Equity (2)
GAAP earnings (loss) available to common shareholders	(41.33)		4.70

(1)	Return on average assets and return on average equity are calculated as net income divided by average assets or average total equity.
(2)	Return on average common equity is calculated as net income available to common shareholders divided by average common equity.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	6/30/09	3/31/09

Select Financial Data Used in Ratios Calculated Below
Net interest income	$85,930	$85,018
Tax-equivalent adjustment	1,116	1,203

Net interest income (tax-equivalent)	$87,046	$86,221

Total noninterest income, as reported (GAAP)	$32,272	$23,741
Adjustments for non-operating items:
(Gain) loss on securities	(4,580)	2,954

Operating noninterest income (noninterest income, excluding non-operating items)	$27,692	$26,695

Total noninterest expenses, as reported (GAAP)	$136,188	$90,241
Adjustments for non-operating items:
Goodwill impairment	(2,511)	—
Employment contracts and severance	(829)	—
Impairment of long lived assets	(17,376)	—
FDIC special assessment	(5,700)	—
Gain on early extinguishment of debt	2,991	52
Loss on repurchase of auction rate securities	—	(676)

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	112,763	89,617
Less: gain (loss) on OREO	(12,873)	(124)
Less: loss on nonmortgage loans held for sale	(9,461)	(1,838)
Less: amortization of intangibles	(1,286)	(1,291)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles)	$89,143	$86,364

Total Revenue (1)
GAAP	$118,202	$108,759
Operating (2)	114,738	112,916

Noninterest Income as a % Total Revenue (3)
GAAP	27.30	21.83%
Operating (2)	24.13	23.64

Cash Operating Efficiency Ratio (4)	77.69	76.49

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a% of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)

Calculated as operating noninterest expenses before gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Three Months Ended

	12/31/08	9/30/08	6/30/08	3/31/08

Select Financial Data Used in Ratios Calculated Below
Net interest income	$91,633	$95,619	$100,205	$92,706
Tax-equivalent adjustment	1,265	1,304	1,335	1,450

Net interest income (tax-equivalent)	$92,898	$96,923	$101,540	$94,156

Total noninterest income, as reported (GAAP)	$30,012	$28,665	$32,187	$31,103
Adjustments for non-operating items:
(Gain) loss on securities	(1,561)	725	(1,876)	(396)
Gain on Visa IPO share redemption	—	—	—	(1,904)

Operating noninterest income (noninterest income, excluding non-operating items)	$28,451	$29,390	$30,311	$28,803

Total noninterest expenses, as reported (GAAP)	$342,093	$94,157	$87,617	$268,366
Adjustments for non-operating items:
Goodwill impairment	(237,618)	—	—	(188,431)
Employment contracts and severance	(9,599)	(4,621)	(2,299)	—
Branch acquisition and conversion costs	—	—	(731)	—
Gain (loss) on early extinguishment of debt	(1,747)	125	83	(547)
Visa-related litigation	—	—	—	863
Loss on derivative collateral	(1,061)	—	—	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	92,068	89,661	84,670	80,251
Less: gain (loss) on OREO	316	(765)	3	(187)
Less: loss on nonmortgage loans held for sale	(283)	—	—	—
Less: amortization of intangibles	(1,417)	(1,474)	(1,589)	(1,658)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles)	$90,684	$87,422	$83,084	$78,406

Total Revenue (1)
GAAP	$121,645	$124,284	$132,392	$123,809
Operating (2)	121,349	126,313	131,851	122,959

Noninterest Income as a % Total Revenue (3)
GAAP	24.67%	23.06%	24.31%	25.12%
Operating (2)	23.45	23.27	22.99	23.42

Cash Operating Efficiency Ratio(4)	74.73	69.21	63.01	63.77

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)

Calculated as operating noninterest expenses before gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.

THE SOUTH FINANCIAL GROUP, INC. AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP MEASURES
(dollars in thousands) (unaudited)

	Years Ended December 31,

	2008	2007

Select Financial Data Used in Ratios Calculated Below
Net interest income	$380,163	$382,781
Tax-equivalent adjustment	5,354	6,246

Net interest income (tax-equivalent)	$385,517	$389,027

Net interest margin (tax-equivalent)	3.09%	3.10%

Total noninterest income, as reported (GAAP)	$121,967	$113,712
Adjustments for non-operating items:
(Gain) loss on securities	(3,108)	4,623
Gain on Visa IPO share redemption	(1,904)	—

Operating noninterest income (noninterest income, excluding non-operating items)	$116,955	$118,335

Total noninterest expenses, as reported (GAAP)	$792,233	$321,249
Adjustments for non-operating items:
Goodwill impairment	(426,049)	—
Employment contracts and severance	(16,519)	(2,306)
Branch acquisition and conversion costs	(731)	—
Loss on early extinguishment of debt	(2,086)	(2,029)
Visa-related litigation	863	(881)
Loss on derivative collateral	(1,061)	—

Operating noninterest expenses (noninterest expenses, excluding non-operating items)	346,650	316,033
Less: gain (loss) on OREO	(633)	(401)
Less: loss on nonmortgage loans held for sale	(283)	—
Less: amortization of intangibles	(6,138)	(7,897)

Cash operating noninterest expenses (noninterest expenses, excluding non-operating items, gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles)	$339,596	$307,735

Total Revenue (1)
GAAP	$502,130	$496,493
Operating (2)	502,472	507,362

Noninterest Income as a % of Total Revenue (3)
GAAP	24.29%	22.90%
Operating (2)	23.28	23.32

Cash Operating Efficiency Ratio (4)	67.59	60.65

(1)	The sum of net interest income and noninterest income.
(2)	Total revenue and noninterest income as a % of total revenue, on an operating basis, are calculated using tax-equivalent net interest income and exclude non-operating items.
(3)	Calculated as noninterest income, divided by the sum of net interest income and noninterest income.
(4)

Calculated as operating noninterest expenses before gain/loss on OREO, loss on nonmortgage loans held for sale, and amortization of intangibles, divided by the sum of tax-equivalent net interest income and operating noninterest income.